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Exhibit 99.2

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
                                        ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                                  PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                                       (IN THOUSANDS)

                                                                       March 31,    Pro Forma                   Pro Forma
                                                                         2008       Adjustments                As Adjusted
                                                                      ----------------------------------------------------
Assets
Current assets:
  Cash and cash equivalents                                           $      669                                $      669
  Certificate of deposit                                                     373                                       373
  Accounts receivable, net                                                   627                                       627
  Prepaid and other current assets                                           272                                       272
  Held for sale - assets                                                   3,145          (372)       (A)            2,773
                                                                      ----------------------------------------------------
      Total current assets                                                 5,086                                     4,714

  Property and equipment, net                                                566                                       566
  Goodwill                                                                 9,520                                     9,520
  Intangible assets, net                                                     869                                       869
  Other assets                                                                14                                        14
                                                                      ----------------------------------------------------
      Total assets                                                    $   16,055                                $   15,683
                                                                      ====================================================

Liabilities and Shareholders' Equity
Current liabilities:
  Current portion of long term debt                                   $       95                                $       95
  Accounts payable trade                                                     612                                       612
  Accrued liabilities                                                        751                                       751
  Current portion of capital lease liabilities                               120                                       120
  Deferred revenue                                                         1,507                                     1,507
  Held for sale - liabilities                                                778          (224)       (A)              554
                                                                      ----------------------------------------------------
      Total current liabilities                                            3,863                                     3,639

  Long term debt, less current maturities,
     net of discount and beneficial conversion
     feature                                                               7,535                                     7,535
  Capital lease liabilities, less current
     maturities                                                              256                                       256
  Deferred tax liability                                                     384                                       384
                                                                      ----------------------------------------------------
      Total liabilities                                                   12,038                                    11,814
                                                                      ----------------------------------------------------

Shareholders' Equity
  Preferred stock series A & B, 10,000,000
      shares authorized:
    Series A preferred stock, .001 par
      value, 105,000 shares outstanding                                       --                                        --
    Series B preferred stock, .001 par
      value, 59,500 shares outstanding                                        --                                        --
  Common Stock                                                                35                                        35
  Additional paid-in capital                                              46,498                                    46,498
  Accumulated deficit                                                    (41,108)         (148)       (A)          (41,256)
  Less:  1,432,412 treasury shares at cost                                (1,408)                                   (1,408)
                                                                      ----------------------------------------------------
      Total shareholders' equity                                           4,017                                     3,869
                                                                      ----------------------------------------------------
      Total liabilities and shareholders' equity                      $   16,055                                $   15,683
                                                                      ====================================================



                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



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                                             ILINC COMMUNICATIONS, INC.
                                PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                     FOR THE TWELVE MONTHS ENDED MARCH 31, 2008
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        Twelve months
                                                            ended         Pro Forma                     Pro Forma
                                                        March 31, 2008   Adjustments                   As Adjusted
                                                          --------------------------------------------------------

 Revenues
      Software licenses                                   $     3,235                                  $     3,235
      Subscription and hosting services                         2,810                                        2,810
      Software maintenance and other services                   2,768                                        2,768
                                                          --------------------------------------------------------
 TOTAL REVENUES                                                 8,813                                        8,813
                                                          --------------------------------------------------------

 Cost of revenues
      Software licenses                                           126                                          126
      Subscription and hosting services                           437                                          437
      Software maintenance and other services                     803                                          803
      Amortization of technology                                  158                                          158
                                                          --------------------------------------------------------
 TOTAL COST OF REVENUES                                         1,524                                        1,524
                                                          --------------------------------------------------------

 GROSS PROFIT                                                   7,289                                        7,289
                                                          --------------------------------------------------------

 Operating expenses
   Research and development                                     2,127                                        2,127
   Sales and marketing                                          4,571                                        4,571
   General and administrative                                   2,772                                        2,772
                                                          --------------------------------------------------------
 Total operating expenses                                       9,470                                        9,470
                                                          --------------------------------------------------------

 Loss from operations                                          (2,181)                                      (2,181)

 Interest expense                                              (1,242)                                      (1,242)
 Amortization of beneficial debt conversion                      (116)                                        (116)
                                                          --------------------------------------------------------
       Total interest expense                                  (1,358)                                      (1,358)

 Interest charges and other                                       (24)                                         (24)

 Loss from continuing operations before
   income taxes                                                (3,563)                                      (3,563)
 Income tax expense                                               (85)                                         (85)
                                                          --------------------------------------------------------

 Loss from continuing operations                               (3,648)                                      (3,648)
 Income from discontinued operations                            1,464           (248)      (B),(C)           1,216
                                                          --------------------------------------------------------
 Net loss                                                      (2,184)                                      (2,432)

 Series A and B preferred stock dividends                        (134)                                        (134)
                                                          --------------------------------------------------------

Loss available to common shareholders                     $    (2,318)                                 $    (2,566)
                                                          ========================================================
Income (loss) per common share, basic and diluted
   From continuing operations                             $     (0.11)                                 $     (0.11)
   From discontinued operations                                  0.04                                         0.04
                                                          -----------                                  -----------
Loss per common share                                     $     (0.07)                                 $     (0.07)
                                                          ===========                                  ===========
Number of shares used in calculation of loss per
share:
   Basic and diluted                                           33,881                                       33,881
                                                          ===========                                  ===========


                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
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      NOTES TO PRO FORMA UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

The purchase price of the audio conferencing business has been initially allocated as if the purchase was consummated on June 30, 2008 as follows:



         Total Minimum Cash proceeds                          $     415,000
          Less:
               Property and equipment, net                          (17,000)
               Goodwill                                            (153,000)
               Intangible assets                                    (39,000)
               Liabilities related to transaction                    (3,000)
                                                              -------------
          Gain on sale                                        $     203,000
                                                              =============


(A) The total purchase price has initially been allocated to assets sold and liabilities extinguished based upon their estimated fair values in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The excess purchase price over the estimated fair value of the tangible and identifiable assets sold and liabilities extinguished has been included in retained earnings on the balance sheet.

(B) Reflects the elimination of actual revenue related to the events business associated with our audio conferencing operations of $631,000 for the year ended March 31, 2008.

(C) Reflects the elimination of actual expenses, primarily for salaries and benefits, telecommunications costs, rent and depreciation and miscellaneous office costs directly related to the events business associated with our audio conferencing operations of $383,000 for the year ended March 31, 2008.